UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 17, 2008

GSE SYSTEMS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-26494	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7133 Rutherford Rd, Suite 200, Baltimore MD 21244
(Address of principal executive offices and zip code)

 (410) 277-3740
Registrant's telephone number, including area code

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Form 8-K

Item 2.02  Results of Operations and Financial Condition

On March 17, 2008 the Company announced the financial results for the twelve months ended December 31, 2007.  The earnings release is attached hereto as an exhibit to the Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1   Press release of GSE Systems, Inc. dated March 17, 2008 announcing its financial results for the twelve months ended December  31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: March 18, 2008                                                                 /s/ Jeffery G. Hough
-----------------------
Jeffery G. Hough
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                            Description

99.1	Press release of GSE Systems, Inc. dated March 17, 2008 announcing the financial results for the twelve months ended December 31, 2007.